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                                                                      Exhibit 21

                         SUBSIDIARIES OF THE REGISTRANT


                                                                                          Doing
                                                                                         Business
                  Name                                      Incorporation                   As
---------------------------------------------        --------------------------         ---------

International Appliances Limited                     Hong Kong                          Same Name

Beauty Biz, Inc.                                     Texas                              Same Name

Helen of Troy (Far East) Limited,
  (formerly Helen of Troy (Services)  Limited)       Hong Kong                          Same Name

Helen of Troy (Cayman) Limited, (formerly
  (International Appliances (Cayman) Limited         Cayman Islands                     Same Name

Helen of Troy International, B.V.                    The Netherlands                    Same Name

Helen of Troy Limited                                Barbados                           Same Name

Helen of Troy (Services) Limited                     Hong Kong                          Same Name
    (formerly Helen of Troy (Far East) Limited

Helen of Troy Corporation                            Texas                              Same Name

Helen of Troy Nevada Corporation                     Nevada                             Same Name

HOT Nevada Inc.                                      Nevada                             Same Name

Helen of Troy L.P.                                   Texas Limited Partnership          Same Name

Helen of Troy International Marketing Limited        Barbados                           Same Name

HOT(UK) Limited                                      United Kingdom                     Same Name

Helen of Troy GmbH                                   Germany                            Same Name

Karina, Inc.                                         New Jersey                         Same Name

DCNL, Inc.                                           Texas                              Same Name

Helen of Troy Canada, Inc.                           Nevada                             Same Name

Helen of Troy Limited                                Hong Kong                          Same Name

Helen of Troy LLC                                    Nevada                             Same Name

Tactica, International Inc.                          Nevada                             Same Name
   (55% ownership)

Helen of Troy SARL                                   France                             Same Name